Exhibit 32.2

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Annual Report of Nortia Capital Partners, Inc. (the "Company"), on Form 10-QSB for the period ending October 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce A. Hall, Chief Financial Officer of the Company, certify, to the best of my knowledge, Pursuant to Exchange Act Rule 15d-14(b) and 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002,

       i. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and

      ii. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ BRUCE A. HALL
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Bruce A. Hall, Chief Financial Officer
Date:   December 10, 2007